                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                             SCHEDULE 14A

                                      Proxy Statement Pursuant to Section 14(a) of the Securities
                                                         Exchange Act of 1934

Filed by the Registrant     X               Filed by a Party other than the Registrant ____
                         -----------

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[   ]    Preliminary Proxy Statement

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[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Under Rule 240.14a-12

                                                      FIDELITY D&D BANCORP, INC.

                                           (Name of Registrant as Specified in Its Charter)

                                (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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April 4, 2003

Dear Fellow Shareholders of Fidelity D&D Bancorp, Inc.:

        On behalf of the Board of Directors, we are pleased to invite you to attend the Annual Meeting of Shareholders of Fidelity D&D Bancorp, Inc. (the “company”) to be held on Tuesday, May 6, 2003 at 4:00 p.m., Eastern Daylight Time, at St. Mary’s Center, 320 Mifflin Avenue, Scranton, Pennsylvania 18503. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with this proxy statement are your proxy and the company’s 2002 Annual Report.

        The principal business of the meeting is to elect 4 Class A Directors and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

        We are delighted you have chosen to invest in the company. This year Fidelity Deposit & Discount Bank is celebrating 100 years of service. Enclosed you will find an invitation to attend the Annual Meeting of the company and the 100th year celebration for the Bank. We look forward to you joining us for both events. If you are unable to join us, we hope that you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save the company expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

        We look forward to seeing you on May 6, 2003, at the company's annual meeting.

Sincerely,

Michael F. Marranca	Joseph J. Earyes
President and Chairman of the Board	Executive Vice President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 6, 2003

TO THE SHAREHOLDERS OF FIDELITY D&D BANCORP, INC.:

       NOTICE IS HEREBY GIVEN that Fidelity D&D Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 6, 2003 at 4:00 p.m., Eastern Daylight Time, at St. Mary's Center, 320 Mifflin Avenue, Scranton, Pennsylvania 18503, to consider and vote upon the following proposals:

  Election of 4 Class A Directors to serve for a three-year term and until their successors are properly elected and qualified and;
  Transaction of any other business properly before the annual meeting and any adjournment or postponement of the meeting.

       Shareholders, as of close of business on March 14, 2003, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

       Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, we ask you to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the company and attend the annual meeting. Promptly returning your completed proxy will ensure that your shares are voted in accordance with your wishes and will guarantee the presence of a quorum.

       The Board of Directors is distributing this proxy statement, form of proxy, and Fidelity D&D Bancorp, Inc. 2002 Annual Report on or about April 4, 2003.

By order of the Board of Directors,

John F. Glinsky, Jr. Secretary
Dunmore, Pennsylvania	April 4, 2003

FIDELITY D&D BANCORP, INC.

Blakely and Drinker Streets
Dunmore, Pennsylvania 18512

OTC BB TRADING SYMBOL: FDBC

________________________________________________________

PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD MAY 6, 2003

________________________________________________________

The company is mailing this proxy statement to shareholders
on or about April 4, 2003

TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK BY

           Exercises of Stock Options in Fiscal Year 2002 and Fiscal

GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

              Fidelity D&D Bancorp, Inc. is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the company's Annual Meeting of Shareholders. The annual meeting will be held at St. Mary's Center, 320 Mifflin Avenue, Scranton, Pennsylvania 18503, on Tuesday, May 6, 2003 at 4:00 p.m., Eastern Daylight Time. The telephone number for the company is (570) 342-8281. Please direct all inquiries to Michael F. Marranca, President.

Description of the Company

              Fidelity D&D Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, was organized in 1999 and became the holding company for The Fidelity Deposit and Discount Bank on June 30, 2000. Effective June 27, 2001, the company elected financial holding company status. The Fidelity Deposit and Discount Bank, its wholly-owned, sole subsidiary, was formed in 1902 as a commercial banking institution under the laws of Pennsylvania. In 1997, the bank became a bank and trust company. The bank offers a full range of traditional banking and trust services and alternative financial products.

              The Board of Directors encloses a copy of the company's annual report for the fiscal year ended December 31, 2002, with this proxy statement. You may obtain additional copies of the company's annual report for the 2002 fiscal year at no cost by contacting Robert P. Farrell, Treasurer, Fidelity D&D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, telephone (570) 342-8281.

              We have not authorized anyone to provide you with information. You should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information you will need to make your decision to vote, events may occur at Fidelity D&D Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or value of your stock.

VOTING PROCEDURES

Solicitation and Voting of Proxies

              The Board of Directors is sending this proxy statement and proxy form to shareholders on or about April 4, 2003. The Board of Directors solicits this proxy for use at the 2003 Annual Meeting of Shareholders of Fidelity D&D Bancorp, Inc. The directors, officers and other employees of the company or the bank may solicit proxies in person or by telephone, facsimile, electronic means or mail, without additional compensation and only for use at the 2003 annual meeting. The company will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the company sends to shareholders. The company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The company will reimburse these persons for their reasonable forwarding expenses.

              Only shareholders of record as of the close of business on Friday, March 14, 2003, the voting record date, may vote at the annual meeting. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do NOT exist with respect to the election of directors.

              By properly completing a proxy, the shareholder appoints the proxy holders named on the proxy form to vote his or her shares as specified on the proxy. Any proxy properly signed and dated but not specifying to the contrary will be voted as follows:

  FOR the election of Paul A. Barrett, John T. Cognetti, John F. Glinsky, Jr. and Michael J. McDonald as Class A Directors of the company for terms expiring in 2006;

              If a shareholder is a participant in the Fidelity D&D Bancorp, Inc. Dividend Reinvestment Plan, the enclosed proxy will also serve as a proxy for the shares held in the plan. The Fidelity Deposit and Discount Bank, as the administrator of the plan, will not provide plan participants with separate proxies covering the shares held in the Dividend Reinvestment Plan. Each holder of common stock is entitled to one vote, in person or by proxy, for each whole share of common stock held as of the record date. If your proxy is signed but does not indicate your voting preferences, the plan agent will vote your shares in favor of the proposals and for all nominees. If you do not return a proxy, your shares will not be voted.

Quorum and Vote For Approval

              The company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock. At the close of business on March 14, 2003, the company had issued and outstanding 1,824,829 shares of common stock, without par value. The company's Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock. The company has not issued any preferred stock.

              To hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and bylaws of the company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. The company will not count broker non-votes in determining the presence of a quorum. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

              Assuming the presence of a quorum, the nominees in each class of directors receiving the highest number of votes, cast by shareholders entitled to vote for the election of directors, shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for a nominee.

The company's Articles of Incorporation do not permit cumulative voting in the election of directors.

Revocability of Proxy

              Shareholders who sign and return proxies to the company may revoke them at any time before they are voted by:

  Delivering written notice of revocation to John F. Glinsky, Jr., Secretary of Fidelity D&D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512;
  Delivering a properly executed proxy bearing a later date to John F. Glinsky, Jr., Secretary of Fidelity D&D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or
  Attending the meeting and voting in person, after giving written notice to John F. Glinsky, Jr., Secretary of the company.
You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Michael F. Marranca, President, at (570) 342-8281.

Methods of Voting

Voting by Proxy
  Mark your selections.
  Date your proxy and sign your name exactly as it appears on your proxy.
  Mail to Fidelity D&D Bancorp, Inc. in the enclosed, postage-paid envelope.

Voting in Person
  Attend the annual meeting and show proof of eligibility to vote.
  Obtain a ballot.
  Mark your selections.
  Date your ballot and sign your name exactly as it appears in the transfer books of the company.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

Qualification and Nomination of Directors

              The company's by laws provide that the Board of Directors consist of at least 3 directors that are classified into 3 classes. Each class is elected for a term of three years. Accordingly, the terms of the classes expire at successive annual meetings. The Board may fix the number of directors and their respective classifications within the foregoing limits. A majority of the Board may also fill vacancies on the Board, and the person appointed to fill the vacancy serve, until the expiration of the term of office of the class of directors to which he or she was appointed.

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE 4 NOMINEES LISTED BELOW AS CLASS A DIRECTORS OF THE COMPANY.

              Currently, Class A consists of 4 directors, Class B consists of 3 directors, and Class C consists of 3 directors. Shareholders will elect 4 Class A directors at the annual meeting to serve for a 3 year term that expires at the company's annual meeting in 2006.

              The proxy holders will vote the proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

              The Board of Directors is proposing the following nominees for election as Class A Directors at the annual meeting:

  Paul A. Barrett
  John T. Cognetti
  John F. Glinsky, Jr.
  Michael J. McDonald

              The Board of Directors recommends a vote FOR the election of the above named nominees for directors.

BOARD OF DIRECTORS AND MANAGEMENT

Governance

              The Board of Directors of Fidelity D&D Bancorp, Inc. oversees all business, property and affairs of the company. The Chairman and officers keep the members of the Board informed of the company's business through the discussions at Board meetings and by providing reports and other information to them. The directors of the company also serve as the directors of The Fidelity Deposit and Discount Bank, pursuant to election by the bank's sole shareholder, Fidelity

D&D Bancorp, Inc. During 2002, the Board of Directors of the company held 26 regular meetings. The Board of Directors of the bank held 26 regular meetings, one special meeting, one annual meeting and one reorganization meeting.

              Each of the directors attended at least 75% of the total number of Board of Directors meetings and committee meetings for the company and 75% of the Board of Directors' meetings and committee meetings for the bank.

Information as to Directors and Nominees

              The following biographies contain selected information with respect to the directors of the company. The information includes each person's age as of March 14, 2003, and principal occupation for at least the past 5 years.

Nominees and Current Class A Directors (to serve until 2003 or 2006 if re-elected)

Paul A. Barrett, Esquire

              Mr. Barrett, age 70, has been a director of the company since 1999. Mr. Barrett has served as a member of the bank's Board of Directors since 1988. Mr. Barrett is an attorney with the firm of O'Malley, Harris, Durkin and Perry, P.C., in Scranton, Pennsylvania.

John T. Cognetti

              Mr. Cognetti, age 53, has been a director of the company since 1999. He has served as a member of the bank's Board of Directors since 1988. Mr. Cognetti is President of The Hinerfeld Realty Co. in Scranton, Pennsylvania.

John F. Glinsky, Jr.

              Mr. Glinsky, age 72, has been a director and Secretary of the company's Board of Directors since 1999. He has also served as a member of the bank's Board of Directors since 1972. He has served as Secretary of the Board of Directors of the bank since August 1981. Mr. Glinsky is the proprietor and Funeral Director of John F. Glinsky Funeral Home in Throop, Pennsylvania.

Michael J. McDonald, Esquire

              Mr. McDonald, age 48, has been a director of the company since 1999. Mr. McDonald has served as a member of the bank's Board of Directors since 1994. He is an attorney with the firm of Foley, McLane, Foley, McDonald and MacGregor in Scranton, Pennsylvania.

Current Class C Directors (to serve until 2004)

Brian J. Cali, Esquire

              Mr. Cali, age 50, has been a director of the company and the Bank since February 2001. He is a self-employed attorney practicing in Dunmore, Pennsylvania.

Patrick J. Dempsey

              Mr. Dempsey, age 69, has been a director of the company since 1999. Mr. Dempsey has also served as a member of the bank's Board of Directors since 1985. He is the Chief Executive Officer of Dempsey Uniform & Linen Supply, Inc. and the retired President and General Manager of Gonzaga Realty, Inc., both located in Dunmore, Pennsylvania.

Michael F. Marranca

              Mr. Marranca, age 70, has been a director of the company since 1999. Since 1999, Mr. Marranca has served as the company's President. He served as the company's Chief Executive Officer from 1999 through April 2001. Mr. Marranca was appointed Chairman of the company's and the bank's Board of Directors in October 2001. Mr. Marranca has served as a member of the bank's Board of Directors since 1976. He has been employed by the bank since 1967. Mr. Marranca served as the bank's Chief Executive Officer from 1988 through April 2001 and as the bank's President from 1988 through May 7, 2002.

Current Class B Directors (to serve until 2005)

Samuel C. Cali

              Mr. Cali, age 86, has been a director of the company since 1999. Mr. Cali served as Chairman of the Board of Directors of the company from 1999 to October 2001. Mr. Cali is the retired proprietor of S.C. Cali Agency, an insurance agency located in Dunmore, Pennsylvania. He has been a director of the bank since 1958 and served as Chairman of the bank's Board of Directors from June 1986 to October 2001.

Mary E. McDonald

              Mrs. McDonald, age 69, has been a director of the company since 2000. She has been a member of the bank's Board of Directors since 2000. Mrs. McDonald is a retired educator.

David L. Tressler, Sr.

              Mr. Tressler, age 66, has been a director of the company since 1999. Mr. Tressler has been a member of the bank's Board of Directors since 1998. He is the Executive Director and Chief Executive Officer of Northeastern Pennsylvania Physicians Organization in Clarks

Summit, Pennsylvania, and a former Executive Director for the Center For Public Initiatives in Scranton, Pennsylvania.

Family Relationships

              Director Mary E. McDonald is the aunt of Director Michael J. McDonald. Director Brian J. Cali is the son of Samuel C. Cali, Chairman Emeritus.

Executive Officers of the Company

              Michael F. Marranca, 70, has served as the company's President since 1999. He served as the company's Chief Executive Officer from 1999 through April 2001. Mr. Marranca was appointed Chairman of the company's Board of Directors in October 2001. He has been employed by the bank since 1967. Mr. Marranca served as the bank's Chief Executive Officer from 1988 through April 2001 and as the bank's President from 1988 through May 7, 2002.

              Joseph J. Earyes, CPA, 46, has been Executive Vice President and Chief Executive Officer of the company since April 2001. Mr. Earyes has served as President and Chief Executive Officer of the bank since May 7, 2002. Prior to April 2001, Mr. Earyes was the President and Chief Operating Officer of Pennstar Financial Services, Inc.

              Robert P. Farrell, 50, has been Treasurer of the company since 1999. Mr. Farrell has also been employed by the bank since 1987 and has served as Cashier and Comptroller of the bank since 1989.

Certain Other Officers

              Daniel J. Santaniello, 37, has served as Executive Vice President and Chief Operating Officer of the bank since July of 2001. Prior to that date, Mr. Santaniello was Senior Vice President of Retail Sales and Administration at Pennstar Bank.

              Salvatore R. DeFrancesco, Jr., CPA, 33, has served as Executive Vice President and Chief Financial Officer of the bank since January 13, 2003. Prior to that date, Mr. DeFrancesco was Treasurer and Chief Financial Officer of Landmark Community Bank.

Committees of the Company's and Bank's Boards of Directors

              During 2002, the company's Board of Directors maintained 4 standing committees, and the bank's Board of Directors maintained 8 standing committees. The function of each of these committees is described below. Michael F. Marranca, Chairman of the Board of both the company and bank, serves as the Chairman of all committees with the exception of the Audit Committee, which is chaired by Paul A. Barrett.

Committees of the Company's Board of Directors

EXECUTIVE: This committee acts with limited powers on behalf of the Board whenever the Board is not in session. It meets only as needed and acts only by unanimous vote. If any non-employee director wants a matter to be addressed by the Board rather than the Executive Committee, then such matter is submitted to the full Board.

AUDIT: This committee reviews auditing, accounting, financial reporting, internal and external control functions. It recommends our independent auditors and reviews their services.

EMPLOYEE STOCK INCENTIVE: This committee determines which key employees are eligible for participation in the company’s stock option plan. This committee also administers the company’s Employee Stock Purchase Plan, submitted in 2002.

NOMINATING: This committee nominates qualified members to the Board of Directors.

Committees of the Bank's Board of Directors

ASSET/LIABILITY (ALCO): This funds management committee monitors quarterly asset/liability management reports to maintain the bank’s risk position with respect to assets and liabilities and recommends allocation of funds for interest rate risk management, liquidity, investments and tax positioning. It reviews the Asset/Liability Policy, develops procedures, and recommends policy changes. It also serves as the bank’s Investment Committee.

AUDIT/COMPLIANCE: This committee reviews auditing, accounting, financial reporting, regulatory compliance, internal and external control functions. It recommends our independent auditors and reviews their services.

CREDIT ADMINISTRATION: This committee analyzes a comprehensive set of credit administration reports that provide detailed information relating to the overall quality of the loan portfolio.

EXECUTIVE: This committee acts with limited powers on behalf of the Board whenever the Board is not in session. It meets only as needed and acts only by unanimous vote. If any non-employee director wants a matter to be addressed by the Board rather than the Executive Committee, then such matter is submitted to the full Board.

HUMAN RESOURCES/COMPENSATION: This committee assures equitable employment by ensuring that sound human resources management systems are developed and maintained.

LOAN: This committee oversees the lending activities of the bank to ensure compliance with regulatory requirements. It reviews loan applications and makes recommendations to management.

TRUST/401K/ INVESTMENTS: This committee reviews the Trust Department’s policies, performance, compliance and profitability. It exercises fiduciary discretion in making decisions and advising trust management, when requested. The committee also reviews the performance of the bank’s profit sharing plan and the sales performance of the bank’s Investment Services Division.

                                                            EMPLOYEE                                            TRUST/
                           AUDIT*               CREDIT       STOCK                 HUMAN                         401K/
                           COMPL.      ALCO      ADM.       INCENT.      EXEC.     RESCS.     LOAN    NOM.*     INVEST.
                           -------     ----      ----       -------      -----     ------     ----    ------    -------

--------------------------------------------------------------------------------------------------------------------------
Paul A. Barrett               X         X         X                                  X         X        X          X
--------------------------------------------------------------------------------------------------------------------------
Samuel C. Cali                X         X         X            X           X         X         X        X          X
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Brian J. Cali                           X         X                                  X         X        X
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John T. Cognetti              X         X         X            X                     X         X        X
--------------------------------------------------------------------------------------------------------------------------
Patrick J. Dempsey                      X         X            X                     X         X        X          X
--------------------------------------------------------------------------------------------------------------------------
John F. Glinsky, Jr.                    X         X                                  X         X        X
--------------------------------------------------------------------------------------------------------------------------
Michael F. Marranca                     X         X                        X         X         X        X          X
--------------------------------------------------------------------------------------------------------------------------
Mary E. McDonald                        X         X                                  X         X        X          X
--------------------------------------------------------------------------------------------------------------------------
Michael J. McDonald           X         X         X            X           X         X         X        X
--------------------------------------------------------------------------------------------------------------------------
David L. Tressler, Sr.        X         X         X                                  X         X        X
--------------------------------------------------------------------------------------------------------------------------
Joseph J. Earyes                        X         X                        X         X         X        X          X
 Meetings Held in 2002        7         4         4            1           0         0         26       1          4
--------------------------------------------------------------------------------------------------------------------------
* Refers to both the Audit and Nominating Committee of the company and of the bank.

Audit Committee Report

              The Audit Committee oversees the company's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the annual report for fiscal year 2002 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

              The committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with generally accepted accounting principles of the United States of America and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has reviewed and discussed with the independent auditors the auditors' independence from management and the company, including the matters in the independent auditors' written disclosure and letter received by the committee, as required by the Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

              The committee discussed with the company's internal and independent auditors the overall scope and plans for their respective audits of the 2002 financial statements. The committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company's internal controls and the overall quality of the company's financial reporting. The committee discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication to Audit Committees). The committee held four meetings during the fiscal year 2002.

              Based upon the review and discussions referred to above, the Audit Committee's review of management's representations, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002, be included in the company's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

              Aggregate fees billed to the company and the bank by Parente Randolph, P.C., the independent auditors, for services rendered during the year ended December 31, 2002, were as follows:

         Audit Fees                                                                    $ 104,234.00

            Audit Related Fees                                                         $  10,914.00 (1)

         Tax Fees                                                                      $   1,110.00

         Financial Information Systems Design and Implementation Fees                  $       0.00

         All Other Fees                                                                $       0.00

(1)      These fees relate to services including Human Resources Audit, 401(k) and Profit Sharing Audit and FDICIA
                 Internal Control Attestation.

              The committee has considered whether the independent auditors provision of non- audit services is compatible with maintaining the independent auditors' independence.

              The Audit Committee is comprised of 5 directors, all of whom are considered "independent" as defined in the National Association of Securities Dealers' listing standards.

              This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              The foregoing report has been furnished by the current members of the Audit Committee.

Members of the Audit Committee
Paul A. Barrett, Chairman
Samuel C. Cali
Michael J. McDonald
John T. Cognetti
David L. Tressler, Sr.

Compensation of Directors

              Directors receive no remuneration for attendance at meetings of the company's Board of Directors. However, the bank pays each non-employee member of its Board a regular quarterly fee. During 2002, the bank paid a quarterly retainer of $7,000 to each non-employee bank director for his or her services. The bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. Directors must attend at least two meetings per month from three regularly scheduled Board or committee meetings. In the aggregate, the bank paid its directors $252,000 for all services rendered in 2002.

              In addition, under the 2000 Independent Directors Stock Option Plan, non-employee directors of the company were eligible to receive stock option awards during 2002. However, no options were awarded to its non-employee directors in 2002.

Nominating Directors

              The company's Nominating Committee selects individuals for nomination by the Board of Directors of the company. Under Section 9.1 of the company's by laws, shareholders may also nominate individuals for the position of director. The shareholder must notify the Secretary of the company in writing no less than 60 days prior to the date of the Annual Meeting of Shareholders. The notice should contain the following information:

  The proposed nominee's name and address;
  The proposed nominee's age;
  The number of shares of the company owned by the proposed nominee;
  The total number of shares that to the knowledge of the notifying shareholder will be voted for the proposed nominee;
  The name and residence address of the notifying shareholder; and
  The number of shares of the company owned by the notifying shareholder.

              You may obtain a copy of the company's by laws by writing John F. Glinsky, Jr., Secretary, Fidelity D&D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512.

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK BY PRINCIPAL SHAREHOLDERS DIRECTORS AND EXECUTIVE OFFICERS

              As of March 14, 2003, we know of no shareholder who owns more than 5% of the company's outstanding common stock, either on the company's records or indirectly as a "beneficial" owner.

              The following table provides information, as of March 14, 2003, with respect to the following beneficial owners of the company's common stock:

  Each director of the company
  All company executive officers and directors as a group.

              We determined beneficial ownership by applying the General Rules and Regulations of the SEC, which state that a person may be credited with the ownership of common stock:

  Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;
  Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and
  Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

              Also, a person who has the right to acquire shares within 60 days after March 14, 2003, will be considered to own the shares. As of March 14, 2003 the number of common stock issued and outstanding was approximately 1,824,829. The calculation of percentages is based upon this number, plus 26,300 shares of common stock subject to exercisable options for a total of 1,851,129 shares.

                                                                    Amount and Nature of          Percentage of Company's
        Name of Individual and                                    Beneficial Ownership of        Common Stock Beneficially
        Position with Company                                    Company's Common Stock (1)                Owned

        Paul A. Barrett                                                  38,518 (2)                        2.08%
             Director

        Samuel C. Cali                                                   55,400 (3)                        2.99%
             Chairman Emeritus, Director, and
             Nominee

        Brian J. Cali                                                    55,084 (4)                        2.98%
             Director

        John T. Cognetti                                                  8,821 (5)                           *
             Director

        Patrick J. Dempsey                                               37,150 (6)                        2.01%
             Vice Chairman of the Board and
             Director

                                                                    Amount and Nature of          Percentage of Company's
        Name of Individual and                                    Beneficial Ownership of        Common Stock Beneficially
        Position with Company                                    Company's Common Stock (1)                Owned

        John F. Glinsky, Jr                                              36,405 (7)                        1.97%
             Secretary and Director

        Michael F. Marranca                                              52,051 (8)                        2.81%
             Chairman of the Board, President and Director

        Mary E. McDonald                                                 78,977 (9)                        4.27%
             Director and Nominee

        Michael J. McDonald                                              53,457 (10)                       2.89%
             Director

        David L. Tressler, Sr.                                            9,782 (11)                         *
             Director and Nominee

        All Officers and Directors as a Group (10                         428,507                         22.00%
        Directors, 3 Officers, 12 persons in total)

*Represents beneficial ownership of less than 1% of the bank's common stock.

(1)      Information furnished by the directors and the company.

(2)      Figure includes 976 shares held solely by Mr. Barrett, 9,639 shares held solely for Mr. Barrett in an IRA, 2,005 shares held jointly by Mr. Barrett and his spouse, 2,202 shares held by Mr. Barrett's and 2,000 exercisable options.

(3)      Figure includes 48,700 shares held in the S.C. Cali Revocable Trust, 300 shares held jointly Mr. Cali and his spouse,
              4,400 shares held in Jane Cali's Revocable Trust, and 2,000 exercisable stock options.

(4)      Figure includes 41,626 shares held solely by Mr. Cali, 5,818 held for Mr. Cali in a self-employed retirement trust, 3,522 shares held jointly by Mr. Cali and his children, 3,618 shares held by Mr. Cali's children and 500 exercisable stock options.

(5)      Figure includes 200 shares held solely for Mr. Cognetti in an IRA, 3,537 shares held jointly by Mr. Cognetti and his spouse, 1,243 shares held by Mr. Cognetti's spouse, 2,042 shares held by Mr. Cognetti's spouse and children, and
              2,000 exercisable stock options.

(6)      Figure includes 4,000 shares held solely by Mr. Dempsey, 21,096 shares held by Mr. Dempsey's spouse, 10,052 shares held by Mr. Dempsey's children, and 2,000 exercisable stock options.

(7)      Figure includes 12,408 shares held solely by Mr. Glinsky, 19,997 shares held jointly by Mr. Glinsky and his spouse, 1,300 shares held jointly by Mr. Glinsky and his children, 360 shares held by Mr. Glinsky's spouse and children, 120 shares held by Mr. Glinsky's spouse and grandchild and 2,000 exercisable stock options.

(8)      Figure includes 16,580 shares held solely by Mr. Marranca, 1,804 shares held solely for Mr. Marranca in an IRA, 28,867 shares held by Mr. Marranca's spouse, 2,000 shares held by Mr. Marranca's spouse and grandchildren and 2,800 exercisable stock options.

(9)      Figure includes 77,977 shares held solely by Mrs. McDonald and 1,000 exercisable stock options.

(10)     Figure includes 41,406 shares held solely by Mr. McDonald, 8,165 shares held by Mr. McDonald's spouse, 845 shares held by
              Mr. McDonald's spouse and children, 1,042 shares held by Mr. McDonald's children, and 2,000 exercisable stock options.

(11)     Figure includes 2,306 shares held solely by Mr. Tressler, 498 shares held jointly by Mr. Tressler and his spouse, 957 shares held in trust for Mr. Tressler's spouse and child, 3,636 shares held jointly for Mr. Tressler in trust with his son, 281 shares held jointly by Mr. Tressler and his daughter, 104 shares held jointly by Mr. Tressler and his grandchildren, and 2,000 exercisable stock options.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Securities Exchange Act of 1934 require the company's officers and directors, and persons who own more than 10% of the registered class of the company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the bank with copies of all filed Section 16(a) forms. The Board of Directors knows of no persons who own greater than 10% of the company's outstanding common stock.

              Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the period from January 1, 2002, through December 31, 2002, all officers and directors were in compliance with all filing requirements applicable to them.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS
WITH MANAGEMENT

              Except as described below, the bank has not entered into and does not intend to enter into any material transactions with any director or executive officer of the company and/or bank or their associates.

              Some of our directors and officers and the companies with which they are associated had banking transactions with the bank in the ordinary course of its business during 2002, and the bank expects to continue such banking transactions in the future.

              Total loans outstanding from the bank at December 31, 2002, to the company's/bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 5% or more, amounted to $11,692,596 or approximately

25.85% of the total equity capital of the bank. The bank made these loans in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and they did not involve more than the normal risk of collection or present other unfavorable features.

              The largest total amount of indebtedness outstanding during 2002 to the above described group was approximately $18,501,813. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2003, to the above group was approximately $11,129,615.

              During 2002, the bank paid, in its ordinary course of business, for legal services performed by the law firm of O'Malley, Harris, Durkin and Perry, P.C., of which Paul A. Barrett is a partner, by the law firm of Ufberg, Tressler & Sileo, L.L.P., of which James M. Tressler, son of David L. Tressler, Sr., is a partner, and by the law firm of Foley, McLane and McDonald, of which Michael J. McDonald is a partner. Further, in 2002, the bank paid to Dempsey Uniform & Supply, Inc., of which Patrick J. Dempsey is Chief Executive Officer, for linen services, Hinderfeld Realty Co., of which John T. Cognetti is President, for real estate agency services and Guy Cali and Associates, of which Guy Cali, son of Samuel C. Cali, is owner for photography services and creative projects. All of these products and services were sold or provided according to the customary price or fee schedule of the seller or service provider.

EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table provides the annual compensation for services in all capacities to the bank for the fiscal years ended December 31, 2002, 2001, and 2000, for those persons who were at December 31, 2002,

  The President and Chief Executive Officer, and
  The 4 other most highly compensated executive officers of the bank to the extent such person’s total annual salary and bonus exceeded $100,000.

Summary Compensation Table

                                        Annual Compensation                           Long-Term Compensation
                                        -------------------                           ----------------------
                                                                                  Awards                 Payouts
                                                                                  ------                 -------
                  (a)             (b)       (c)           (d)          (e)         (f)         (g)         (h)       (i)
                                                                                            Securities
                                                                     Other        Restricted Underlying               All other
                                                                     Annual       Stock      Options/       LTIP     Compen-sation
           Name and Principal              Salary        Bonus    Compensation    Award(s)      SARs       Payouts        ($)
                Position          Year      ($)           ($)                      ($)          (#)         ($)
                --------          ----      ---           ---     ------------     ---          ---         ---      -------------

         Michael F. Marranca,    2002     202,000       15,000          0           0          700          0         34,037 (1)
         Chairman and            2001     202,000       12,000          0           0          700          0         32,971 (1)
         President               2000     187,000        8,000          0           0          700          0         26,312 (1)

         Joseph J. Earyes,       2002     175,000       30,000 (4)   2,588 (2)      0          700          0         28,339 (3)
         Executive Vice          2001     100,948       10,000       1,078 (2)                                         8,943 (3)
         President and Chief
         Executive Officer

(1)      Figure includes the bank's contributions to the 401(k) and deferred profit sharing plan of approximately
         $12,022, $16,100, and $16,181 on behalf of Mr. Marranca for 2002, 2001, and 2000, respectively.  It also includes membership dues of $11,698, $8,397, and $8,577 paid on behalf of Mr. Marranca in 2002, 2001 and 2000, respectively.

         In addition to annual salary, Mr. Marranca receives some or all of the following benefits: medical, life and disability insurance, and other customary benefits.  Figure includes payments made by the bank, on behalf of Mr. Marranca, of
         $10,317, $8,474, and $6,921, in 2002, 2001, and 2000, respectively.

(2)      Figure represents the personal use value of a company-owned automobile.

(3)      Figure includes the bank's contributions to the 401(k) and deferred profit sharing plan of approximately
         $11,592 in 2002. It also includes membership dues of $5,306 and $2,875 paid on behalf of Mr. Earyes in 2002 and 2001, respectively.

         In addition to annual salary, Mr. Earyes receives some or all of the following benefits: medical, life and disability insurance, and other customary benefits.  Figure includes payments made by bank on behalf of Mr. Earyes, of $11,441 and
         $6,068, in 2002 and 2001, respectively.

(4)      $10,000 of this amount was for the additional bonus payout contracted for in 2001.

Option/Stock Appreciation Rights Grants in Fiscal Year 2002

              The following table sets forth certain information for any stock options that the company granted the executives named in the "Summary Compensation Table" during 2002:

Option/SAR Grants in Fiscal Year 2002

Individual Grants
                                                                                                    Potential Realizable Value
                                                                                                                at
                                                                                                     Assumed Annual Rates of
                                                                                                              Stock
                                                                                                      Price appreciation for
                                                                                                          Option Term(2)
                                                                                                          --------------
                       Number of Securities   % of Total Options/ Exercise or
                      Underlying Options/SARs   SARs Granted to    Base Price  Expiration
Name                     Granted (#) (1)      Employees in Fiscal    ($/Sh)       Date     5% (2)            10% (2)
----                     ------------   -                            ------       ----     ------            -------
                                                     Year
                                                     ----
(a)                             (b)                   (c)             (d)         (e)       (f)                (g)

Michael F. Marranca,            700                  8.24%           $37.50     01/02/12  $16,508            $41,836
Chairman and
President

Joseph  J. Earyes,              700                  8.24%           $37.50     01/02/12  $16,508            $41,836
Executive Vice
President and CEO

(1)      Options were granted on January 2, 2002 under the 2000 Stock Incentive Plan and became exercisable after July 2, 2002.

(2)      Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end the option term.  These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.  The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares.  The actual gain, if any, on the exercise of stock options will depend on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

Exercises of Stock Options in Fiscal Year 2002 and Fiscal Year-End Option Values

              The following table sets forth certain information relating to stock options held by the executives named in the "Summary Compensation Table." As noted below, no named executive exercised any stock options in 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year
and Fiscal Year-End Option/SAR Values(1)

                                                             Number of Securities Underlying   Value of Unexercised in-the-
                           Shares                              Unexercised Options/SARs at     Money Options/SARs at FY-End
                          Acquired                                      FY-End (#)                          ($)
        Name          on Exercise (#)   Value Realized ($)    Exercisable/Unexercisable (2)     Exercisable/Unexercisable
        ----          ---------------   ------------------    --------------------------        -------------------------
                                                                                                           (3)
                                                                                                           ---
         (a)                (b)                (c)                         (d)                              (e)

Michael F. Marranca,         0                  0                       2,800 / 0                       $9,013 / 0
Chairman and
President

Joseph  J. Earyes,           0                  0                        700 / 0                         $525 / 0
Executive Vice
President and CEO

 (1)  A "SAR" is a stock appreciation right.  The bank has not granted any SARs.

(2)  Options were granted on January 4, 1999 and January 3, 2000, under the 1998 Stock Incentive Plan, and became exercisable after July 4, 1999 and July 3, 2000, respectively. Options were granted on January 2, 2001 and 2002 under the 2000 Stock Incentive
Plan, and became exercisable after July 2, 2001 and 2002, respectively.

(3)  The exercise price for the options is as follows: 1999 - $31.00 per share, 2000 - $35.125 per share, 2001 - $36.50 per share, and 2002 - $37.50 per share. The market value of the company's stock as of December 31, 2002 was $38.25 per share.

Equity Compensation Plan Information

              The following table summarizes our equity compensation plan information as of December 31, 2002. Information is included for both equity compensation plans approved by Fidelity D & D Bancorp, Inc. shareholders and equity compensation plans not approved by Fidelity D & D Bancorp, Inc. shareholders.

                                    Number of shares to      Weighted-average    Number of shares available for
                                       be issued upon       exercise price of     future issuance under equity
                                        exercise of            outstanding        compensation plans (excluding
                                    outstanding options,    options, warrants    securities reflected in column
          Plan Category             warrants and rights         and rights                    (a))
---------------------------------- ----------------------- --------------------- --------------------------------
                                            (a)                    (b)                         (c)
---------------------------------- ----------------------- --------------------- --------------------------------
Equity compensation plans
approved by Fidelity D & D
Bancorp, Inc. shareholders:

     2000 Independent Director
     Stock Option Plan
                                           11,000                 $35.43                     39,000
     2000 Stock Incentive Plan
                                           14,900                 $35.43                     32,700
     2002 Employee Stock
     Purchase Plan
                                            1,264                 $33.75                     98,736
---------------------------------- ----------------------- --------------------- --------------------------------
Equity compensation plans not
approved by Fidelity D & D
Bancorp, Inc. shareholders:
                                             -0-                   $0.00                       -0-
---------------------------------- ----------------------- --------------------- --------------------------------
                     Totals                27,164                 $35.35                     170,436
---------------------------------- ======================= ===================== ================================
Employment Agreement with Joseph J. Earyes

              On January 15, 2002, the company and the bank entered into a three year employment agreement with Mr. Earyes, the Executive Vice President and Chief Executive Officer of the company.

              The agreement provides for a base annual direct salary of $175,000 during part of 2003, and will then subsequently increase to $192,500 for the third year of employment. After 2003, the annual direct salary will be reviewed by the Board of Director of the company and bank annually. The review will consider the position and duties of Mr. Earyes and the performance of the company and bank under Mr. Earyes' leadership. Additional compensation by way of bonuses or fringe benefits may be established from time to time by appropriate action of the Board of Directors.

              The agreement may be terminated by the company or bank with or without cause ("cause" is defined in the agreement), or upon the death, disability, retirement or resignation of Mr. Earyes. In the event that Mr. Earyes' employment is terminated without cause the company or bank will pay Mr. Earyes a lump sum equal to his full annual direct salary from the date of termination through the last day of the term of the agreement or an amount equal to his then current annual direct salary, whichever is less.

              If a "change in control" (as defined in the agreement), occurs and as a result thereof, Mr. Earyes' employment is terminated or his duties or authority are substantially diminished or he is removed from the office of Chief Executive Officer, Mr. Earyes may terminate his employment by delivering in writing a "Notice of termination" to the company and bank within sixty days of the occurrence of the "change in control." Upon such termination, the company is obligated to pay Mr. Earyes a lump sum equal to and no greater than 2.99 times his annual direct salary. In addition, for a period of three years from the date of termination of employment or until Mr. Earyes secures benefits through other employment, Mr. Earyes shall receive a continuation of health care, life and disability insurance.

HUMAN RESOURCES/COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

              The Board of Directors of The Fidelity Deposit and Discount Bank governs the bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the bank's shareholder, customers, and the communities served by the bank. To accomplish the strategic goals and objectives of the bank, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the bank's strategic mission.

              The fundamental philosophy of the bank's compensation program is to offer competitive compensation opportunities for all employees, based on the individual's contribution and personal performance. The Human Resources/Compensation Committee, comprised of all the bank directors, administers the bank's compensation program. The committee seeks to establish a fair compensation policy governing executive officers' base salaries and bonuses and to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the products and services of the bank, thereby improving profitability, increasing dividends to our shareholders and, subsequently, raising the market value of our shares.

              The committee reviews and approves annually the top executives' compensation, including the compensation for the Chief Executive Officer. As a guideline for determining base salaries, the committee uses information composed of a Pennsylvania bank peer group in the L. R. Webber Salary Survey, as well as data collected by the bank from proxy statements and annual reports of Pennsylvania-based banks. The committee used a separate peer group of banks for compensation review purposes from the peer group it used for the performance graph.

Chief Executive Officer Compensation

              The committee has determined that the Chief Executive Officer's 2002 total compensation of approximately $235,927, including salary, bonuses, and benefits, is appropriate in light of the bank's performance. This determination included a review of the bank's return on assets, return on equity, net income, and asset growth. However, no direct correlation exists between the Chief Executive Officer's compensation and any specific performance criteria, nor does the committee give any weight to specific individual performance criteria.

Executive Officer Compensation

              The committee establishes the compensation of the bank's executive officers including increases in compensation based on its subjective analysis of the individual's contribution to the bank's strategic goals and objectives. In determining whether strategic goals have been achieved, the committee considers, among numerous factors, the bank's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, no direct correlation exists between any specific criterion and an employee's compensation, nor does the committee attribute any specific weight to any criteria in the analysis. After review of all information, including the above, the committee makes a subjective determination.

              In addition to base salary, executive officers of the bank may participate in the bank's 401(k) plan, which is available to all employees, subject to certain conditions. The committee also awards annual bonuses at the end of the year, at its discretion. In addition to base salary, executive officers of the bank are eligible to receive stock option awards under the company's 2000 Stock Incentive Plan. During 2002, the company awarded officers of the bank options to purchase 4,000 shares of common stock at an exercise price of $37.50. The plan's purpose is to advance the development, growth and financial condition of the bank and to align the interests of shareholders with that of management.

              General labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the bank's success influence total compensation opportunities available to the employees of the bank. Individuals are reviewed annually on a calendar year basis. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the bank believes it can meet its strategic goals and objectives for its constituencies and provide compensation that is fair and meaningful to its employees.

The Human Resources/Compensation Committee
Paul A. Barrett	Patrick J. Dempsey	Mary E. McDonald
Samuel C. Cali	Joseph J. Earyes	Michael J. McDonald
Brian J. Cali	John F. Glinsky, Jr	Michael F. Marranca, Chairman
John T. Cognetti	David L. Tressler, Sr.
Human Resources/Compensation Committee Interlocks and Insider Participation

              Mr. Michael F. Marranca, Chairman of the Board and President of the company and Chairman of the Board of the bank, is a member of the Board of Directors of the company and bank and of the Human Resources/Compensation Committee. Mr. Marranca neither participates in conducting his own review nor takes part in determining his own compensation.

SHAREHOLDER PERFORMANCE GRAPH

              The following graph and table compare the cumulative total shareholder return on the company's common stock against the cumulative total return of the S&P Stock Index and the Mid-Atlantic Custom Peer Group for the period of five fiscal years commencing January 1, 1998, and ending December 31, 2002. The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1997, in each of the company's capital stock, the S&P Stock Index and the Mid-Atlantic Custom Peer Group. All cumulative total returns are computed assuming the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

                                                          Period Ending
                                          ----------------------------------------------------------------------
Index                                       12/31/97    12/31/98   12/31/99    12/31/00    12/31/01    12/31/02
----------------------------------------------------------------------------------------------------------------
Fidelity D & D Bancorp, Inc.                  100.00      129.05     150.18      163.13      167.23      174.42
S&P 500                                       100.00      128.55     155.60      141.42      124.63       96.95
Mid-Atlantic Custom Peer Group*               100.00      110.71      96.37       85.44      104.28      132.79

*Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1B.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

              Any shareholder who, in accordance with the SEC's proxy rules, wishes to submit a proposal for inclusion in the company's proxy statement for its 2004 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Fidelity D&D Bancorp, Inc. at its principal executive office, Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, not later than December 1, 2003.

              In addition, even if a proposal is not submitted by the above deadline for inclusion in the proxy statement, if shareholders submit proposals after that date, the proxy holders may vote on the proposal at their discretion. The deadline for submitting nominations for directors is 60 days prior to the 2004 Annual Meeting. See "Board of Directors and Executive Officers - Nominating Directors" above.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

              The Board of Directors knows of no matters other than those referred to in the Notice of Annual Meeting of Shareholders and described in this proxy statement that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of the company.

ADDITIONAL INFORMATION

              The company encloses a copy of the annual report for the fiscal year ended December 31, 2002, with this proxy statement. In addition, upon request, any shareholder may obtain, without charge, a copy of the company's annual report on Form 10-K for its fiscal year ended December 31, 2002, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, from Robert P. Farrell, Treasurer, Fidelity D&D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512 or by calling (570) 342-8281.

FIDELITY D & D BANCORP, INC.
PROXY

FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

              The undersigned hereby constitutes and appoints Brian J. Cali, Patrick J. Dempsey and Michael F. Marranca and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Fidelity D & D Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at St. Mary's Center, 320 Mifflin Avenue, Scranton, Pennsylvania 18503, on Tuesday, May 6, 2003, at 4:00 p.m. Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

1.       ELECTION OF FOUR CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

         Paul A. Barrett                                     John F. Glinsky, Jr.
         John T. Cognetti                                    Michael J. McDonald

        [    ]   FOR all nominees                   [    ]   WITHHOLD AUTHORITY
                 listed above (except                        to vote for all nominees
                 as marked to the contrary below)*           listed above

        The Board of Directors recommends a vote FOR these nominees.

        *Instruction: To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) on the line provided:

2.       In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED
SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

Dated: __________________, 2003                              _____________________________
                                                             Signature

                                                             Print name:___________________

Dated: __________________, 2003                              _____________________________
                                                             Signature
Number of Shares Held of Record
on March 14, 2003:                                           Print name:___________________
This proxy must be dated, signed by the shareholder and returned promptly in the enclosed envelope.

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

If stock is held jointly, each owner should sign.